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U:\Sec\8-K 2Q 06.doc
                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report(Date of earliest event reported): October 24, 2006
                                                 ----------------



                  PARK ELECTROCHEMICAL CORP.
--------------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
--------------------------------------------------------------
(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)         File Number)     Identification
                                                    No.)


48 South Service Road, Melville   New York           11747
--------------------------------------------------------------
 (Address of Principal Executive Offices)          (Zip Code)


 Registrant's telephone number, including area code (631)465-3600
                                                    -------------
                          Not Applicable__     _____________
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02.  Departure of Directors or Principal Officers;
---------	-----------------------------------------------
		Election of Directors; Appointment of Principal
		-----------------------------------------------
		Officers; Compensation Arrangements of Certain
            ----------------------------------------------
		Officers.
            --------

     (b) and (c) On October 24, 2006, The Board of Directors of Park Electrochemical Corp. (the "Company") elected James
L. Zerby as its Vice President and Chief Financial Officer. In this capacity, he will serve as the Company's principal financial officer and principal accounting officer. Prior to his election as Vice President and Chief Financial Officer, Mr. Zerby was Vice President and Controller of the Company. Prior to his employment by the Company, which commenced on July 24, 2006, Mr. Zerby was Chief Financial Officer of Photocircuits Corporation, a manufacturer of printed circuit boards, in Glen Cove, New York from 1991 to March 2006, Chairman and Chief Executive Officer of Redcor Properties, Inc., a land development, construction and rental property management company, in Gwynedd Valley, Pennsylvania from 1987 to 1991, Vice President, Finance and Administration of Gas Spring Corporation, a manufacturer of pneumatic counter balance units for the automotive industry, in Colmar, Pennsylvania from 1975 to 1987 and an audit manager at Coopers & Lybrand in Philadelphia, Pennsylvania from 1965 to 1975. Mr. Zerby is 63 years old. There is no family relationship between Mr. Zerby and any director or other officer of the Company. Mr. Zerby, and each other officer or other Company, serves at the pleasure of the Board of Directors of the Company. Mr. Zerby does not own any shares of common stock of the Company. Mr. Zerby does not have an employment agreement with the Company.

      Upon Mr. Zerby's election as the Company's Vice President and Chief Financial Officer as described above, James W. Kelly, the Company's Vice President, Taxes and Planning, ceased to perform the functions similar to those performed by a principal financial officer of the Company. Mr. Kelly continues to serve as the Company's Vice President, Taxes and Planning.


                         SIGNATURE
				 ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         	PARK ELECTROCHEMICAL CORP.



Date: October 27, 2006 		By:/s/ Stephen E. Gilhuley
				         ---------------------------------
                         	Name:  Stephen E. Gilhuley
                          	Title: Executive Vice President,
					       Secretary and General Counsel